Investment in joint ventures (Tables)	12 Months Ended
Dec. 31, 2018
Investment in joint venture
Schedule of joint venture financial information

The following table illustrates summarized financial information of the Group’s investment in Flocktory joint venture:

	As of	As of
	December 31,	December 31,
	2017	2018
Joint venture companies’ statement of financial position:
Non-current assets	666	598
Current assets	125	191
including cash and cash equivalents	80	144
Current liabilities	(11)	(20)
including financial liabilities	(9)	(18)
Net assets	780	769
Group’s share (82%) of net assets	640	631

Goodwill	192	205
Carrying amount of investment in joint venture company	832	836

Joint venture’ revenue and net income for the years ended December 31 was as follows:

	2017	2018
Revenue	187	332
Cost of revenues	(79)	(142)
Other income and expenses, net	(107)	(200)
including depreciation and amortization	(59)	(79)
Total net loss	1	(10)
Group’s share (82%) of total net loss	1	(8)